SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K
Current Report
______________

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2006 (August 3, 2006)

SoftNet Technology Corp.
(Exact name of Registrant as specified in charter)

Nevada	000-07693	74-3035831
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

11 Commerce Drive, 2nd Floor
Cranford, New Jersey  07016
(Address of Principal Executive Offices)

(Prior Address if Changed From Last Report)

(908) 204-9911
(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Entry into a Material Definitive Agreement

          On August 17, 2006, the Company entered into a Merger Agreement with Pickering & Associates, Inc. (“Pickering”), a Seattle based information technology firm, whereby Pickering would merge with and into the Company.  The closing is contingent upon the completion of a full accounting audit of the books and records of Pickering which is expected to be accomplished by September 25, 2006.   Under the terms of the merger, the Company will pay $50,000 cash to the stockholders of Pickering, assume approximately $106,000 of liabilities of Pickering and issue restricted Class A Common Stock of the Company with a value of $575,000 based on the 5 day trailing average of the stock price at the time of closing.  The Merger Agreement also provides for an automatic reset price on the one year anniversary of the closing to take into account any possible stock price fluctuations during the restriction period (1 year) of the stock.  Attached as Exhibit 99.01 is the Merger Agreement.

Item 7.01   Regulation FD Disclosure.

          On August 7, 2006, the Company announced in a press release (SoftNet Technology Signs Numerous Multifaceted Business Deals With Several Major U.S. National And International Companies) that the Company entered into new business relationships, ranging from several months to a year in duration, with companies like Verizon and Network Appliance. A copy of the press release is attached hereto as Exhibit 99.02.  The information in this Form 8-K being furnished under this Item 7.01 and Exhibit  99.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

          On August 8, 2006, the Company announced in a press release (Several Upper Level Management of SoftNet Technology Corp., Including the CEO, President and Director of Sales, Purchase STTC Shares in Open Market) that certain management of Company purchased shares of the Company’s stock in the open market at prices ranging from $.065 to as high as $.0673.  Copies of the Form 4s for these purchases can be accessed on the Company’s website (www.softnettechnology.com) under the “SEC Filings” tab.  A copy of the press release is attached hereto as Exhibit 99.03.  The information in this Form 8-K being furnished under this Item 7.01 and Exhibit  99.03 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

          On August 9, 2006, the Company announced in a press release (SoftNet Technology Corporation Receives Strong Upgrade by Respected Research Firm) that TRI-STATE Capital upgraded their equity rating of the Company.  A copy of the press release is attached hereto as Exhibit 99.04.  The information in this Form 8-K being furnished under this Item 7.01 and Exhibit  99.04 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

          On September 5, 2006, the Company announced in a press release (SoftNet Technology Enters Into A Definitive Agreement To Merge Pickering & Associates, Inc., of Seattle, Washington, into SoftNet.) that it signed a definitive agreement to Merger Pickering & Associates, Inc. into the Company (See, Item 1.02 above).  A copy of the press release is attached hereto as Exhibit 99.05.  The information in this Form 8-K being furnished under this Item 7.01 and Exhibit  99.05 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01   Other Events

          On September 12, 2006 the Board of Directors of the Company adopted a resolution whereby the Company would issue, some time in the future, to management and key employees of the Company, 5,000,000 shares of the Company’s Series A Preferred Stock, which can be converted based on a future vesting schedule contingent upon overall revenue attainment (at a ratio of 1 share of  Series A Preferred Stock into 50 shares of Class A Common Stock) into restricted shares of the Company’s Class A Common Stock.  A copy of the Board of Directors resolution is attached hereto as Exhibit 99.05.  As of this date, no Series A Preferred Stock has been issued, but it is contemplated that the issuance will take place in the near future, and no conversion rights have vested.

          On or about August 3, 3006, James Farinella, converted 500,000 shares of Class B Common Stock of the Company into 25,000,000 shares of Class A Common Stock of the Company.  It is Mr. Farinella’s obligation to file any applicable Form 4 in the event of the proposed sale of such stock.  Following the conversion Mr. Farinella holds 1,500,000 shares of Class B Common Stock.

Item 9.01   Financial Statements and Exhibits.
  Financial Statements of Businesses Acquired.
  The required financial statements will be filed with an amendment to this report in the time period prescribed by Item 9.01(b)(ii).

  Pro Forma Financial Information.
  The required pro forma financial information will be filed with an amendment to this report in the time period prescribed by Item 9.01(b)(ii).

  Exhibits.
  99.01                  Merger Agreement.
  99.02                  Press Release Dated August 7, 2006.
  99.03                  Press Release Dated August 8, 2006.
  99.04                  Press Release Dated August 9, 2006.
  99.05                  Press Release Dated September 5, 2006
  99.06                  Board Resolution.

Signatures

          Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 13, 2006                                                        SoftNet Technology Corp.
                                                                                                    (Registrant)

                                                                                                    /s/  James M. Farinella
                                                                                                         James M. Farinella/ CEO